UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2010

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2010, AGL Resources Inc. (the “Company”) entered into an individual change in control agreement with each of John W. Somerhalder II, Andrew W. Evans, Henry P. Linginfelter and Douglas N. Schantz, all of whom are named executive officers.  Each of the agreements (which are effective as of December 1, 2009 and replaces a similar agreement that expired November 30, 2009) provides that the covered executive will be entitled to receive, upon a “qualifying termination” (as described below) generally following a change in control event set forth in the agreement, a severance benefit equal to two times the sum of his base salary plus the average annual incentive compensation for the three years prior to the year of the qualifying termination; at the time of the qualifying termination, a prorated annual incentive compensation payment for the year of the qualifying termination, based on the number of days the executive was employed by the Company during that year; a two-year continuation of medical, dental and life insurance benefits; potential vesting of all long-term incentive compensation under certain circumstances; and outplacement assistance. A qualifying termination will occur if, following a change in control, the executive’s employment is involuntarily terminated without “cause” or voluntarily terminated for “good reason,” (as defined in the agreement) provided, that, such termination occurs on or before the second anniversary of the date of the consummation of the change in control. The covered executive may also receive reimbursement of legal fees in connection with the enforcement of his rights under the continuity agreement. These agreements do not provide for a payment related to potential excise taxes if payments under the agreement are deemed “excess parachute payments.”

Copies of the continuity agreements are attached to this report as exhibits 10.1.a through 10.1.d.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1.a	Continuity Agreement, entered into as of December 1, 2009, by and between AGL Resources Inc. and John W. Somerhalder II.
10.1.b	Continuity Agreement, entered into as of December 1, 2009, by and between AGL Resources Inc. and Andrew W. Evans.
10.1.c	Continuity Agreement, entered into as of December 1, 2009, by and between AGL Resources Inc. and Henry P. Linginfelter.
10.1.d	Continuity Agreement, entered into as of December 1, 2009, by and between AGL Resources Inc. and Douglas N. Schantz.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: January 21, 2010	/s/ Paul R. Shlanta
Paul R. Shlanta Executive Vice President, General Counsel and Chief Ethics and Compliance Officer

Exhibit Index

Exhibit No.	Description

10.1.a	Continuity Agreement, entered into as of December 1, 2009, by and between AGL Resources Inc. and John W. Somerhalder II.
10.1.b	Continuity Agreement, entered into as of December 1, 2009, by and between AGL Resources Inc. and Andrew W. Evans.
10.1.c	Continuity Agreement, entered into as of December 1, 2009, by and between AGL Resources Inc. and Henry P. Linginfelter.
10.1.d	Continuity Agreement, entered into as of December 1, 2009, by and between AGL Resources Inc. and Douglas N. Schantz.